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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) September 23, 2003

                        Capital One Auto Receivables, LLC
                 Capital One Prime Auto Receivables Trust 2003-2
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

      333-106575                                  31-1750007
     333-106575-01                                51-6545473
(Commission File Number)       (Registrant's I.R.S. Employer Identification No.)

   1680 Capital One Drive, McLean, Virginia                    22102
         c/o Wilmington Trust Company
1100 North Market Street, Wilmington, Delaware                 19890
   (Address of Principal Executive Offices)                  (Zip Code)

                                 (703) 720-1000
                                 (302) 651-1119
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events.

     On September 23, 2003, Capital One Prime Auto Receivables Trust 2003-2 (the "Issuer" or "Co-Registrant"), publicly issued U.S.$216,000,000 of Class A-1 1.13813% Asset Backed Notes due September 15, 2004, U.S.$228,000,000 of Class A-2 1.43% Asset Backed Notes due March 15, 2006, U.S.$303,000,000 of Class A-3 LIBOR + 0.08% Asset Backed Notes due September 17, 2007, U.S.$230,500,000 of Class A-4 2.88% Asset Backed Notes due June 15, 2009 and U.S.$22,500,000 of Class B 2.46% Asset Backed Notes due June 15, 2009 (the "Notes") pursuant to a registration statement (No. 333-106575) declared effective on June 27, 2003. The lead managers for the issuance of the Notes were Banc of America Securities LLC and Barclays Capital Inc. (the "Representatives"). Capital One Auto Receivables, LLC (the "Registrant") paid the underwriters a fee of U.S.$2,014,250 in connection with the sale of the Notes. The Registrant also paid general transaction expenses, estimated to be $1,000,000. The net proceeds from the sale of the Notes, which amounted to U.S.$997,913,029, were used by the Issuer to purchase a pool of motor vehicle installment loans secured by a combination of new and used automobiles and/or light-duty trucks originated by PeopleFirst Finance, LLC ("PeopleFirst"), a California limited liability company and a wholly-owned subsidiary of Capital One Auto Finance, Inc. ("COAF"), and COAF, which constitute the receivables included in the assets of the Issuer, from the Registrant. The Registrant acquired such receivables from COAF, which either originated such receivables or acquired them from PeopleFirst. The Issuer also used the net proceeds from the sale of the Notes for general expenses relating to the Issuer.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits. The exhibits filed in response to Item 601 of Regulation S-K are listed in the Exhibit Index.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant, Capital One Auto Receivables, LLC and the Co-Registrant, Capital One Prime Auto Receivables Trust 2003-2 by its Administrator, Capital One Auto Receivables, LLC, have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 23, 2003                   CAPITAL ONE AUTO RECEIVABLES, LLC


                                     By: /s/ Jeffery Elswick
                                         -------------------------------------
                                     Name: Jeffery Elswick
                                     Title: Assistant Vice President


September 23, 2003                   CAPITAL ONE PRIME AUTO RECEIVABLES
                                     TRUST 2003-2


                                     By: Capital One Auto Receivables, LLC,
                                     Administrator of the Capital One Prime Auto
                                     Receivables Trust 2003-2


                                     By: /s/ Jeffery Elswick
                                         ---------------------------------------
                                     Name: Jeffery Elswick
                                     Title: Assistant Vice President

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                                  EXHIBIT INDEX

Exhibit
  No.     Document Description
-------   --------------------

1.1 Underwriting Agreement dated September 10, 2003, among the Registrant, COAF and the Representatives.

3.1 Amended and Restated Limited Liability Company Agreement of the Registrant dated as of July 26, 2001 (incorporated by reference to Registrant from Periodic Report on Form 8-K, Registration Statement file no. 333-54736, dated March 13, 2001).

4.1 Amended and Restated Trust Agreement dated September 23, 2003 between the Registrant and the Wilmington Trust Company, not in its individual capacity but solely as owner trustee (the "Owner Trustee") for the Issuer.

4.2 Indenture dated September 23, 2003 between the Issuer and JPMorgan Chase Bank as the indenture trustee (the "Indenture Trustee") (including forms of Notes).

10.1      Sale Agreement dated September 23, 2003 between PeopleFirst and COAF.

10.2      Purchase Agreement dated September 23, 2003 between COAF and the
          Registrant.

10.3 Sale and Servicing Agreement dated September 23, 2003 between the Issuer, COAF, the Registrant and the Indenture Trustee.

10.4 Administration Agreement dated September 23, 2003 among the Issuer, COAF, as the administrator (the "Administrator"), and the Indenture Trustee.

25.1 Statement of Eligibility on Form T-1 of the Indenture Trustee under the Indenture (incorporated by reference from Form 305(b)(2) of the Registrant, file no. 333-106575, filed on September 12, 2003).

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